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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 1998
                                                          -------------------

                        GEOTEL COMMUNICATIONS CORPORATION
      --------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                       0-21761                04-3194255
           --------                       -------                ----------
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

900 Chelmsford Street, Tower II, Floor 12, Lowell, MA              01851
(Address of principal executive offices)                       -----------
                                                               (Zip Code)

Registrant's telephone number including area code: 978-275-5100
                                                   -------------

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

The Registrant effected a two-for-one stock split in the form of a 100% stock dividend payable on September 22, 1998 to stockholders of record on August 31, 1998.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GEOTEL COMMUNICATIONS CORPORATION

                                          By:     /s/ Timothy J. Allen
                                              -------------------------------
                                                 Timothy J. Allen
                                                 Vice President of Finance,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary

Dated:  September 23, 1998